EXHIBIT 99.1

Idaho Strategic Announces High-Grade Drill Results Including 1.3

Meters of 150.25 Grams per Tonne Gold

Drill Hole GC 24-265 intercepted 1.3 meters (m) of the Red Star Vein that assayed 150.25 grams per tonne (gpt) gold, which was part of a larger intercept of 4.5 m assaying 50.86 gpt gold, reported in drilled thickness.

COEUR D'ALENE, Idaho, March 11, 2024 (ACCESSWIRE) – Idaho Strategic Resources (NYSE American: IDR) (“IDR” or the “Company”) is pleased to announce additional high-grade drill highlights from its operating Golden Chest Mine. The company intersected high-grade gold in six separate veins most of which are relatively near the mine’s current underground infrastructure.

Drill intercepts are reported in grams of gold per tonne and in drilled thickness, as indicated in the table below:

Hole	Target Vein	From (m)	To (m)	Drilled Thickness (m)	Gold Assay (gpt)
GC 24-255	Bush	10.4	12.1	1.7	4.45
including		10.8	11.1	0.3	19.00
GC 24-256	Bush	15.3	16.4	1.1	11.00
GC 24-257	Bush	12.8	14.0	1.2	8.62
including		13.7	14.0	0.3	19.00
GC 24-261	Red Star	0.9	2.1	1.2	6.20
including		1.6	1.8	0.2	18.00
GC 24-263	Red Star	2.9	3.7	0.8	31.00
GC 24-263	Red Star	151.0	151.9	0.9	7.04
GC 24-264	Red Star	34.4	37.3	2.9	8.76
including		34.4	36.3	1.9	11.80
GC 24-264	Red Star	46.4	46.9	0.5	23.20
GC 24-264	Red Star	58.5	60.7	2.2	14.38
including		58.5	58.9	0.4	24.80
including		59.3	60.7	1.4	15.30
GC 24-265	Red Star	2.1	3.8	1.7	10.02
including		2.1	3.2	1.1	13.40
GC 24-265	Red Star	38.2	42.7	4.5	50.86
including		40.8	42.1	1.3	150.25
including		42.1	42.7	0.6	42.50
GC 24-265	Red Star	44.5	46.8	2.3	19.74
including		44.5	45.5	1.0	20.70
including		45.5	46.5	1.0	21.40
GC 24-275	Paymaster	208.4	211.5	3.1	4.67
including		209.9	210.2	0.3	24.70
GC 24-285	Paymaster	211.1	213.8	2.7	5.58
including		212.5	213.8	1.3	8.00
GC 24-286	Paymaster	208.2	208.5	0.3	16.60
GC 24-286	Paymaster	222.1	223.5	1.5	6.93
including		222.5	222.9	0.4	13.30
GC 24-287	Jumbo	111.6	111.8	0.2	7.00
GC 24-288	Jumbo	76.1	76.5	0.4	5.65
GC 24-289	H-Vein	113.3	113.6	0.3	9.80
GC 24-290	H-Vein	149.6	150.4	0.7	5.01
GC 24-291	Un-named	46.1	46.3	0.2	15.20
GC 24-291	H-Vein	92.2	93.2	1.0	4.90
including		92.8	93.2	0.4	10.40

Idaho Strategic Resources     •     201 N. 3rd Street     •     Coeur d’Alene, Idaho 83814

The true thickness of the Red Star is not known at this time and more drilling or possibly drifting will be required to delineate the geometry of this new area. The H-Vein intercepts are near true thickness. The Bush, Jumbo, and Paymaster intercepts are estimated to be approximately 70% of true thickness.

Idaho Strategic’s President and CEO, John Swallow commented, “The results recorded in the table above are very impressive, especially considering they are from areas of relative proximity to our underground infrastructure and existing operations. The Golden Chest Mine continues to be a target-rich environment, and these high-grade drill results reinforce the investment of a portion of our cashflow in exploration and development activities on-site. As we close out the winter, we are looking forward to ramping up our exploration activities once again. We have a number of drill programs planned for 2025, including further resource expansion drilling at the Golden Chest Mine, exploration drilling of multiple historic mines in the broader Murray Gold Belt District, and our first ever drill program at Eastern Star. Each of these programs have a lot of potential and their success could lead to rapid development given each planned exploration target is located on private land in Idaho.”

In preparation for a busy year ahead on the exploration front, Idaho Strategic has added additional team members to its geology staff to facilitate its planned gold exploration in tandem with the continued advancement of its rare earth elements and thorium projects in central Idaho.

Qualified person

IDR's Vice President of Exploration, Robert John Morgan, PG, PLS is a qualified person as such term is defined under S-K 1300 and has reviewed and approved the technical information and data included in this press release.

Idaho Strategic Resources, Inc.     •     201 N. 3rd Street     •     Coeur d’Alene, Idaho 83814

About Idaho Strategic Resources, Inc.

Idaho Strategic Resources (IDR) is an Idaho-based gold producer which also owns the largest rare earth elements land package in the United States. The Company’s business plan was established in anticipation of today’s volatile geopolitical and macroeconomic environment. IDR finds itself in a unique position as the only publicly traded company with growing gold production and significant blue-sky potential for rare earth elements exploration and development in one Company.

For more information on Idaho Strategic Resources, visit https://idahostrategic.com/presentation/, go to www.idahostrategic.com or call:

Travis Swallow, Investor Relations & Corporate Development

Email: tswallow@idahostrategic.com

Phone: (208) 625-9001

Forward Looking Statements

This release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended that are intended to be covered by the safe harbor created by such sections. Often, but not always, forward-looking information can be identified by forward-looking words such as “intends”, “potential”, “believe”, “plans”, “expects”, “may”, “goal’, “assume”, “estimate”, “anticipate”, and “will” or similar words suggesting future outcomes, or other expectations, beliefs, assumptions, intentions, or statements about future events or performance. Forward-looking information includes, but are not limited to, The potential operational and economic viability of mining the veins that contained the drill intercepts included in this press release, the potential for additional drill results to be positive in the future, the potential for drifting to a specific vein to delineate its geometry, the Company’s plans to drill its Eastern Star and Murray Gold Belt targets at any point this year, and the potential for additional discoveries to be rapidly advanced following a successful drill program. Forward-looking information is based on the opinions and estimates of Idaho Strategic Resources as of the date such information is provided and is subject to known and unknown risks, uncertainties, and other factors that may cause the actual results, level of activity, performance, or achievements of IDR to be materially different from those expressed or implied by such forward-looking information. Investors should note that IDR’s claim as the largest rare earth elements landholder in the U.S. is based on the Company’s internal review of publicly available information regarding the rare earth landholdings of select companies within the U.S., which IDR is aware of. Investors are encouraged not to rely on IDR’s claim as the largest rare earth elements landholder in the U.S. while making investment decisions. The forward-looking statement information above, and those following are applicable to both this press release, as well as the links contained within this press release. With respect to the business of Idaho Strategic Resources, these risks and uncertainties include risks relating to widespread epidemics or pandemic outbreaks; interpretations or reinterpretations of geologic information; the accuracy of historic estimates; unfavorable exploration results; inability to obtain permits required for future exploration, development or production; general economic conditions and conditions affecting the industries in which the Company operates; the uncertainty of regulatory requirements and approvals; fluctuating mineral and commodity prices; the ability to obtain necessary future financing on acceptable terms; the ability to operate the Company’s projects; and risks associated with the mining industry such as economic factors (including future commodity prices, and energy prices), ground conditions, failure of plant, equipment, processes and transportation services to operate as anticipated, environmental risks, government regulation, actual results of current exploration and production activities, possible variations in ore grade or recovery rates, permitting timelines, capital and construction expenditures, reclamation activities. Although the Company has attempted to identify important factors that could cause actual results to differ materially from those contained in forward-looking information, there may be other factors that cause results not to be as anticipated, estimated, or intended. Readers are cautioned not to place undue reliance on such information. Additional information regarding the factors that may cause actual results to differ materially from this forward‐looking information is available in Idaho Strategic Resources filings with the SEC on EDGAR. IDR does not undertake any obligation to update publicly or otherwise revise any forward-looking information whether as a result of new information, future events or other such factors which affect this information, except as required by law.

Idaho Strategic Resources, Inc.     •     201 N. 3rd Street     •     Coeur d’Alene, Idaho 83814